OppFi

NEWS RELEASE

OppFi Announces New $150 Million Revolving Credit Facility

2025-10-02

CHICAGO, Oct. 2, 2025 /PRNewswire/ -- OppFi Inc. (NYSE:OPFI) ("OppFi" or the "Company"), a tech-enabled digital finance platform that partners with banks to offer financial products and services to everyday Americans, today announced that it has closed a new $150 million revolving credit facility among one of its subsidiaries and funds managed by Castlelake L.P., replacing a prior facility. The new facility has a four-year term and represents a significant improvement in financing costs, with a reduction in the interest rate from SOFR + 7.5% to SOFR + 6.0%.

"We believe this transaction is a testament to the strength and durability of our business model. We expect the facility to improve our financing costs and support further growth," said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi.

The credit facility is designed to support the Company's ongoing growth in receivables and further its mission of providing credit access to millions of Americans who mainstream financial institutions do not traditionally serve.

About OppFi

OppFi (NYSE: OPFI) is a tech-enabled digital finance platform that partners with banks to offer financial products and services to everyday Americans. Through this transparent and responsible platform, which emphasizes financial inclusion and exceptional customer experience, the Company assists consumers who are underserved by traditional financing options in building improved financial health. OppFi maintains a 4.4/5.0 star rating on Trustpilot based on over 5,200 reviews, positioning the Company among the top consumer-rated financial platforms online. OppFi also holds a 35% equity interest in Bitty Holdings, LLC ("Bitty"), a credit access company that

1

provides revenue-based �nancing and other working capital solutions to small businesses. For additional information, please visit opp�.com. Contacts: Investor Relations: Mike Gallentine Head of Investor Relations mgallentine@opp�.com Media Relations: media@opp�.com Forward-Looking Statements This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may di�er from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "possible," "continue," and variations and similar words and expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, expectations regarding the impact of OppFi's new credit facility, the future performance of OppFi's platform and expectations for OppFi's growth and future �nancial performance. These forward-looking statements are based on OppFi's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve signi�cant risks and uncertainties that could cause the actual results to di�er materially from the expected results. Most of these factors are outside OppFi's control and are di�cult to predict. Factors that may cause such di�erences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, in�ation, interest rate changes, recessions, the impact of tari�s, and tightening of credit markets on OppFi's business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi's bank partners will continue to lend in California and whether OppFi's �nancing sources will continue to �nance the purchase of participation rights in loans originated by OppFi's bank partners in California; OppFi's ability to scale and grow the Bitty business; the impact that events involving �nancial 2 institutions or the �nancial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi's business; risks related to any material weakness in OppFi's internal controls over �nancial reporting; the ability of OppFi to grow and manage growth pro�tably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi's ability to comply with various covenants in its corporate and warehouse credit facilities; risks related to potential litigation; changes in applicable laws or regulations, including, but not limited to, impacts from the One Big Beautiful Bill Act; the possibility that OppFi may be adversely a�ected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi's �lings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned "Risk Factors." OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to re�ect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. View original content to download multimedia:https://www.prnewswire.com/news-releases/opp�-announces- new-150-million-revolving-credit-facility-302573079.html SOURCE OppFi 3